Taxes on Income	12 Months Ended
Dec. 31, 2017
Income Tax Disclosure [Abstract]
Taxes on Income

NOTE 11 - TAXES ON INCOME:

a.	Tax benefits under the Law for the Encouragement of Capital Investments, 1959

Most of the production facilities of the Company and its Israeli subsidiaries have been granted ‘Approved Enterprise’, ‘Benefited Enterprise’ or ‘Preferred Enterprise’ status under the Law for the Encouragement of Capital Investments, 1959 (the “Investment Law”). The main benefit arising from such status is the reduction in tax rates on income derived from ‘Approved Enterprises’, ‘Benefited Enterprises’ or ‘Preferred Enterprises’.

In April 2005, substantive amendments to the Investment Law came into effect. Under these amendments, eligible investment programs of the type in which the Company participated prior to the amendments were eligible to qualify for substantially similar benefits as a ‘Benefited Enterprise’, subject to meeting certain criteria. This replaced the previous terminology of ‘Approved Enterprise’, which required pre-approval from the Investment Center of the Ministry of Economy and Industry of the State of Israel. As a result of these amendments, tax-exempt income generated from Benefited Enterprises under the provisions of the amended law will, if distributed upon liquidation or if paid to a shareholder for the purchase of his or her shares, be deemed distributed as a dividend and will subject the Company to the applicable corporate tax that would otherwise have been payable on such income.

Since the Company is a ‘foreign investors’ company as defined by the Investment Law, it is entitled to a ten-year period of benefits (instead of a seven-year period).

Income derived from Approved and Benefited Enterprises is tax exempt for a period of two years. Based on the percentage of foreign shareholding in the Company, income derived during the remaining eight years of benefits would be taxable at the rate of 10%-25%.

In the event of distribution of dividends (or deemed dividends) from income which was tax exempt as above, the Company will be required to pay the applicable corporate tax that would otherwise have been payable on such income (10%-25%). In addition, upon distribution of dividends from tax exempt income, the recipient shall be subject to tax at the rate of 15% (or lower, if so provided under an applicable tax treaty), which would generally be withheld at source by the distributing company.

The entitlement to the above benefits is conditional upon the Company and its Israeli subsidiaries fulfilling the conditions stipulated by the Investment Law and regulations published thereunder.

Additional amendments to the Investment Law became effective in January 2011 and were further amended in August 2013 (the “2011 Amendment”). Under the 2011 Amendment, income derived by ‘Preferred Companies’ from ‘Preferred Enterprises’ (both as defined in the 2011 Amendment) would be subject to a uniform rate of corporate tax for an unlimited period as opposed to the incentives prior to the 2011 Amendment that were limited to income from Approved or Benefited Enterprises during their benefits period. According to the 2011 Amendment, the tax rate applicable to such income, referred to as ‘Preferred Income’, would be 10% in areas in Israel that are designated as Development Zone A and 15% elsewhere in Israel in 2011 and 2012, 7% and 12.5%, respectively, in 2013, 9% and 16%, respectively, in 2014, 2015 and 2016, and 7.5% and 16%, respectively, from 2017 and thereafter. Income derived by a Preferred Company from a ‘Special Preferred Enterprise’ (as defined in the Investment Law) would enjoy further reduced income tax rates for a period of ten years of 5% in Development Zone A and 8% elsewhere. As of January 1, 2014, dividends distributed from Preferred Income would subject the recipient to a 20% tax (or lower, if so provided under an applicable tax treaty), which would generally be withheld at source by the distributing company, provided, however, that dividends distributed from ‘Preferred Income’ from one Israeli corporation to another, would not be subject to tax. Under the transitional provisions of the 2011 Amendment, companies may elect to irrevocably implement the 2011 Amendment with respect to their existing Approved and Benefited Enterprises while waiving benefits provided under the legislation prior to the 2011 Amendment or keep implementing the legislation prior to the 2011 Amendment.

While the Company may incur additional tax liability in the event of distribution of dividends from tax exempt income generated from its Approved and Benefited Enterprises as previously described, no additional tax liability will be incurred by the Company in the event of distribution of dividends from Preferred Income.

On May 29, 2017, the Company notified the ITA of its election to implement the 2011 Amendment with respect to its Approved and Benefited Enterprises, with effect on and from January 1, 2017.

Additional amendments to the Investment Law became effective in January 2017 (the “2017 Amendment”). Under the 2017 Amendment, and provided the conditions stipulated therein are met, income derived by Preferred Companies from ‘Preferred Technological Enterprises’ (“PTE”) (as defined in the 2017 Amendment), would be subject to reduced corporate tax rates of 7.5% in Development Zone A and 12% elsewhere, or 6% in case of a ‘Special Preferred Technological Enterprise’ (“SPTE”), as defined in the 2017 Amendment) regardless of the company’s geographical location within Israel. A Preferred Company distributing dividends from income derived from its PTE or SPTE, would subject the recipient to a 20% tax (or lower, if so provided under an applicable tax treaty). The 2017 Amendment further provides that, in certain circumstances, a dividend distributed to a corporate shareholder who is not an Israeli resident for tax purposes, would be subject to a 4% tax (inter alia, if the amount of foreign investors in the distributing company exceeds 90%). Such taxes would generally be withheld at source by the distributing company.

On June 14, 2017, the Encouragement of Capital Investments Regulations (Preferred Technology Income and Capital Profits for a Technological Enterprise), 2017 (the “Regulations”) were published, which adopted Action 5 under the base erosion and profit shifting (“BEPS”) regulations. The Regulations describe, inter alia, the mechanism used to determine the calculation of the benefits under the PTE and under the SPTE Regime and determine certain requirements relating to documentation of intellectual property for the purpose of the PTE. According to these provisions, a company that complies with the terms under the PTE regime may be entitled to certain tax benefits with respect to income generated during the company’s regular course of business and derived from the preferred intangible asset (as determined in the Investments Law), excluding income derived from intangible assets used for marketing and income attributed to production activity. In the event that intangible assets used for marketing purposes generate over 10% of the PTE’s income, the relevant portion, calculated using a transfer pricing study, would be subject to regular corporate income tax. If such income does not exceed 10%, the PTE will not be required to exclude the marketing income from the PTE’s total income. The Regulations set a presumption of direct production expenses plus 10% with respect to income related to production, which can be countered by the results of a supporting transfer pricing study. Tax rates applicable to such production income expenses will be similar to the tax rates under the Preferred Enterprise regime, to the extent such income would be considered as eligible. In order to calculate the preferred income, the PTE is required to take into account the income and the research and development expenses that are attributed to each single preferred intangible asset. Nevertheless, it should be noted that the transitional provisions allow companies to take into account the income and research and development expenses attributed to all of the preferred intangible assets they have.

The Company is in the process of evaluating the applicability of the PTE regime with respect to its business activities in Israel pursuant to the 2017 Amendment and the Regulations.

b.	Tax benefits under the Law for the Encouragement of Industry (Taxes), 1969

The Company and its Israeli subsidiary, Orbograph Ltd., are claimed currently to be qualified as ‘industrial companies’ as defined by this law and as such are entitled to certain tax benefits, consisting mainly of accelerated depreciation and amortization of patents and certain other intangible property.

c.	Other applicable tax rates:

(i)	Income of non-Israeli subsidiaries

Income not eligible for benefits under the Investment Law mentioned in a. above is taxed at the corporate tax rate of 24%, 25% and 26.5% for the years 2017, 2016 and 2015, respectively, and is reduced to 23% as from January 1, 2018 and thereafter.

(ii)	Income from other sources in Israel

Non-Israeli subsidiaries are taxed according to the tax laws in their countries of residence. Certain subsidiaries operate in several jurisdictions outside Israel, some of which benefit from tax incentives such as reduced tax rates, investment tax credits and accelerated deductions. If subsidiaries’ retained earnings are distributed to the Company in Israel in the form of dividends or otherwise, the Company may be liable to additional Israeli income taxes (subject to an adjustment for foreign tax credits) and foreign withholding taxes. The Company’s management has determined not to distribute any amounts of its subsidiaries’ undistributed income as a dividend to the Company in Israel if such distribution would result in a tax liability. The Company does not provide deferred tax liabilities when it intends to reinvest earnings of foreign subsidiaries indefinitely. The amount of undistributed earnings of foreign subsidiaries that are considered to be reinvested as of December 31, 2017 was approximately $610.5 million and the amount of the unrecognized deferred tax liability for temporary differences related to investments in foreign subsidiaries that were essentially permanent in duration as of December 31, 2017 was $140.4 million.

On December 22, 2017, the “Tax Cuts and Jobs Act” (the “U.S. Tax Legislation”) was enacted in the United States. Except for certain provisions, the U.S. Tax Legislation is effective for tax years beginning on or after January 1, 2018. The U.S. Tax Legislation significantly revises several sections of the US Internal Revenue Code including, among other things, lowering the corporate income tax rate from 35% to 21% effective January 1, 2018, limiting deductibility of interest expense and implementing a territorial tax system that imposes a repatriation tax on deemed repatriated earnings of foreign subsidiaries.

d.	Carryforward tax losses

Carryforward net operating tax losses (“NOL”s) totaled approximately $127.2 million at December 31, 2017, of which $46.3 million have no expiration date. As of December 31, 2017, the Company’s U.S. subsidiaries had federal NOLs of approximately $74.1 million, which is included in the above $127.2 million amount of NOLs. The federal NOLs which can be offset against taxable income expire from 2023 to 2033. On December 31, 2017, the Company reassessed its previously recorded valuation allowance with respect to its federal NOLs and other tax attributes in the U.S. and concluded it was more likely than not that these NOLs will be utilized. Accordingly, the Company remeasured its valuation allowance with respect to these deferred tax assets. For further details as to the reduction in the valuation allowance, see Note 11e.

As of December 31, 2017 and 2016, valuation allowances in the amount of approximately $1.7 million and $32.9 million, respectively, have been recorded in respect of deferred tax assets relating to Company’s NOLs.

Carryforward capital losses for tax purposes totaled approximately $44.6 million at December 31, 2017. Such losses have no expiration date. A valuation allowance in the amount of approximately $8.5 million has been recorded in respect of deferred tax assets relating to Company’s carryforward capital tax losses.

Following the U.S.Tax Legislation losses carryforwards incurred in tax years beginning 2018 will be limited to 80% of taxable income and will have an indefinite carry-forward period. This is not expected to impact the Company’s current U.S.-derived losses carryforwards as losses carryforwards incurred prior to December 31, 2017 will remain 100% deductible and limited to 20 years carryforward of unused losses carryforwards.

e.	Deferred income taxes

Provided in respect of the following:

	December 31
	2017	2016
	$ in thousands
Deferred tax assets:
Carryforward tax losses	32,085	51,883
Research and development costs	9,601	4,518
Employee related benefits	6,746	3,631
Other	6,658	3,130

Deferred tax assets before valuation allowance	55,090	63,162
Valuation allowance*	(10,257)	(43,422)

Deferred tax assets	44,833	19,741
Deferred tax liabilities:
Undistributed earnings of subsidiaries	(5,847)	(3,394)
Intangible assets	(10,365)	(10,899)

Deferred tax liabilities	(16,212)	(14,293)

Deferred tax assets, net	28,621	5,448

	December 31
	2017	2016
	$ in thousands
Deferred tax assets	43,157	19,840
Deferred tax liabilities	(14,536)	(14,392)

Deferred tax assets, net	28,621	5,448

*	The changes in the valuation allowance are comprised as follows:

	Year ended December 31
	2017	2016	2015
	$ in thousands
Balance at beginning of year	43,422	50,325	45,694
Additions (reductions) during the year	(33,165)	(6,904)	4,631

Balance at end of year	10,257	43,422	50,325

The Company records net deferred tax assets to the extent it believes these assets will more likely than not be realized. As of each reporting date, management considers new evidence, both positive and negative, that could impact management’s view with regards to the future realization of deferred tax assets for each jurisdiction.

As of December 31, 2017, considering the terms as prescribed in ASU-740, management determined that sufficient positive evidence existed to conclude that it was more likely than not that deferred tax assets of part of its U.S. subsidiaries were realizable, and therefore, reduced the valuation allowance accordingly. The impact of the reduction in valuation allowance, using the newly enacted federal tax rate of 21%, resulted in the Company’s recording of $18.8 million of deferred tax benefit.

In addition, the U.S. Tax Legislation further resulted in a decrease of approximately $237,000 in deferred tax assets as related to one other U.S. subsidiary of the Company.

The Company has provided valuation allowances in respect of certain deferred tax assets resulting from capital losses carry forwards and losses carry forward of one of its subsidiaries due to uncertainty concerning realization of these deferred tax assets.

Deferred taxes are computed for the Company and its Israeli subsidiaries at tax rates ranging from about 18% to 23%. For non-Israeli subsidiaries, deferred taxes are computed at applicable tax rates, ranging from about 10% to 35%.

As noted in a. above, part of the Company’s income is tax-exempt due to the Approved Enterprise status granted to most of the Company’s production facilities. The Company has decided permanently to reinvest the amount of the tax-exempt income and not to distribute such income as dividends. Accordingly, no deferred income taxes have been provided in respect of such tax-exempt income. The amount of tax that would have been payable had such exempt income earned through December 31, 2017 been distributed as dividends is approximately $32.5 million.

f.	Taxes on income included in the statements of operations

As follows:

	Year ended December 31
	2017	2016	2015
	$ in thousands
Current:
Israeli	13,080	485	(66)
Non-Israeli	20,541	18,545	15,898

	33,621	19,030	15,832

Deferred:
Israeli	(10,867)	2,993	596
Non-Israeli	(21,666)	(5,715)	(2,640)

	(32,533)	(2,722)	(2,044)

Total taxes on incomes	1,088	16,308	13,788

Following is a reconciliation of the theoretical provision for income tax, assuming all income is taxed at the statutory corporate tax rate applicable to Israeli corporations, and the actual tax on income:

	Year ended December 31
	2017	2016	2015
	$ in thousands
Income before taxes on income	131,975	95,903	71,119

Statutory tax rate in Israel	24%	25%	26.5%

Theoretical provision for income taxes on the above amount	31,674	23,976	18,847

Increase (decrease) in taxes resulting from:
Effect of Benefited, Approved and Preferred Enterprise benefits	(12,020)	1,332	1,196
Effect of different tax rates applicable in foreign jurisdictions	(7,958)	(8,524)	(5,641)
Permanent differences	102	1,244	(305)
Net change in tax reserves	16,473	635	(4,564)
Losses carry forward incurred (utilized) for which a valuation allowance was provided	(8,476)	(2,808)	4,631
Reduction of valuation allowance as a result of remeasurement	(18,778)
Other	71	453	(376)

Actual taxes on income	1,088	16,308	13,788

g.	Income before taxes on income

As follows:

	Year ended December 31
	2017	2016	2015
	$ in thousands
Israeli	1,669	8,603	77
Non-Israeli	130,306	87,300	71,042

	131,975	95,903	71,119

h.	Tax assessments

The Company and its subsidiaries file income tax returns in multiple jurisdictions having varying statutes of limitations. For the tax years through 2010, the Company and most of its subsidiaries have either received final tax assessments or the applicable statute of limitations rules have become effective. Open tax years in the following substantial jurisdictions are: Israel - 2012 and onwards; Hong Kong - 2011 and onwards; United States - 2010 and onwards, Japan - 2015 and onwards; United Kingdom - 2016 and onwards; Italy – 2013 and onwards; Belgium - 2015 and onwards; Germany – 2013 and onwards.

In May 2017, the Company received an assessment from the ITA with respect to the fiscal years 2012 through 2014 (the “Assessment”, and the “Audit Period”, respectively), for an aggregate amount of tax against the Company, after offsetting all NOLs for tax purposes available through the end of 2014, of approximately NIS 207 million (currently approximately $59 million) which amount includes related interest and linkage differentials to the Israeli consumer price index (as of date of the Assessment). All amounts related to the Assessment are given after application of the Company’s accumulated NOLs. Approximately 80% of the amount of the Assessment, assuming that all NOLs are set off against the other matters included in the Assessment, relates to the following two matters: (i) the use of tax exempt profits derived from the Company’s Approved and Benefited Enterprises under the Investment Law, in particular in its investments in, or acquisitions of, foreign subsidiaries; and (ii) the purchase of shares of the Company by its foreign subsidiaries during the Audit Period. The Company has not taken any reserves or provisions related to these two matters because it reasonably believes its positions are more likely than not to be correct as a legal matter. The Company intends vigorously to contest the ITA’s position on both of these matters and, as of December 31, 2017, has not established, and does not anticipate establishing in the future, a provision related to these matters. The other significant item in the Assessment relates to the Company’s transfer pricing. As of December 31, 2017, the Company’s tax provisions with respect to the Audit Period cover at least a majority of the remaining 20% of the Assessment.

In connection with the above, there is an ongoing criminal investigation in Israel against the Company, certain of its employees and its tax consultant. As of the date of these financial statements, the Company does not have any insight into the scope or time period of the criminal investigation or the timing of any prosecutorial action related to the investigation which may occur in the coming days, weeks, months or years. Although the Company cannot predict the timing of any prosecutorial action, the Company expects to be summoned to the Israeli prosecutor’s office for a hearing, at which it will have the opportunity to present its positions, prior to any indictments of the Company and/or certain of its employees and/or payment of monetary amounts in lieu of such indictments. The Company has not conducted its own investigation into any matters that may be the subject of such criminal investigation and will only do so once the criminal investigation has been completed. The Company intends vigorously to contest the Assessment and to defend itself and its employees in the criminal matter.

i.	Uncertain tax positions

Following is a roll-forward of the total amounts of the Company’s unrecognized tax benefits at the beginning and the end of the years ended on December 31, 2017, 2016 and 2015 (excluding interest and penalties):

	Year ended December 31
	2017	2016	2015
	$ in thousands
Balance at beginning of year	14,954	14,404	18,687
Increases in unrecognized tax benefits as a result of tax positions taken during the year	14,462	375	1,478
Increase in unrecognized tax benefits as a result of tax positions taken during prior years	6,455	547	974
Decreases in unrecognized tax benefits as a result of statute of limitations expirations and tax audits	(4,882)	(372)	(6,735)

Balance at end of year (*)(**)	30,989	14,954	14,404

(*)	Of which approximately $2.9 at December 31, 2017, $6.3 million at December 31, 2016 and $0.1 million at December 31, 2015 are classified as short-term liabilities.

(**)	As of December 31, 2017, 2016 and 2015, unrecognized tax benefit in an amounts of approximately $6.5 million, $1.2 million and $1.0 million, respectively were presented net from deferred tax asset.

The financial statements for the year ended December 31, 2017 include an out of period adjustment (as noted in the above table) to correct for uncertain tax positions that should have been recorded in prior periods relating primarily to transfer pricing matters. In addition, the Company recorded a $1.4 million income tax benefit in the year ended December 31, 2017 relating to miscellaneous deferred tax matters that related to prior years. The net impact, both individually and in the aggregate, was not material to any periods presented.

As of December 31, 2017, 2016 and 2015, the total amount of gross unrecognized tax benefits (excluding interest and penalties) was $31.0 million, $15.0 million, and $14.4 million, respectively. Of these amounts as of December 31, 2017, 2016 and 2015, $29.1 million, $15.0 million, and $14.4 million, respectively may impact the effective tax rate if recognized.

In the years ended December 31, 2017, 2016 and 2015, the Company recorded net interest and penalties expenses/ (income) for uncertain tax positions in the amounts of $0.4 million, $0.1 million and $(0.1) million, respectively, included in taxes on income in the statements of operations. As of December 31, 2017 and 2016, the amounts of interest and penalties accrued on the balance sheet related to unrecognized tax benefits were approximately $1.3 million and $0.9 million, respectively, which is included within income tax accruals, in the balance sheet.